Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	6-30-12	3-31-12	6-30-11
Assets
Loans	$49,605	$49,226	$47,840
Loans held for sale	656	511	381
Securities available for sale	13,205	14,633	18,680
Held-to-maturity securities	4,352	3,019	19
Trading account assets	679	614	769
Short-term investments	2,216	3,605	4,563
Other investments	1,186	1,188	1,195

Total earning assets	71,899	72,796	73,447
Allowance for loan and lease losses	(888)	(944)	(1,230)
Cash and due from banks	717	416	853
Premises and equipment	931	937	919
Operating lease assets	318	335	453
Goodwill	917	917	917
Other intangible assets	15	15	19
Corporate-owned life insurance	3,285	3,270	3,208
Derivative assets	818	830	900
Accrued income and other assets	2,978	3,091	2,968
Discontinued assets	5,533	5,768	6,328

Total assets	$86,523	$87,431	$88,782

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$28,957	$29,124	$26,277
Savings deposits	2,103	2,075	1,973
Certificates of deposit ($100,000 or more)	3,669	3,984	4,939
Other time deposits	5,385	5,848	7,167

Total interest-bearing deposits	40,114	41,031	40,356
Noninterest-bearing deposits	21,435	19,606	19,318
Deposits in foreign office — interest-bearing	618	857	736

Total deposits	62,167	61,494	60,410
Federal funds purchased and securities sold under repurchase agreements	1,716	1,846	1,668
Bank notes and other short-term borrowings	362	324	511
Derivative liabilities	763	754	991
Accrued expense and other liabilities	1,417	1,450	1,518
Long-term debt	7,521	8,898	10,997
Discontinued liabilities	2,401	2,549	2,950

Total liabilities	76,347	77,315	79,045

Equity
Preferred stock, Series A	291	291	291
Common shares	1,017	1,017	1,017
Capital surplus	4,120	4,116	4,191
Retained earnings	6,595	6,411	5,926
Treasury stock, at cost	(1,796)	(1,717)	(1,815)
Accumulated other comprehensive income (loss)	(72)	(19)	109

Key shareholders’ equity	10,155	10,099	9,719
Noncontrolling interests	21	17	18

Total equity	10,176	10,116	9,737

Total liabilities and equity	$86,523	$87,431	$88,782

Common shares outstanding (000)	945,473	956,102	953,822

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended			Six months ended
	6-30-12	3-31-12	6-30-11	6-30-12	6-30-11
Interest income
Loans	$518	$536	$551	$1,054	$1,121
Loans held for sale	5	5	3	10	7
Securities available for sale	105	116	149	221	315
Held-to-maturity securities	17	12	1	29	1
Trading account assets	5	6	9	11	16
Short-term investments	2	1	1	3	2
Other investments	10	8	12	18	24

Total interest income	662	684	726	1,346	1,486

Interest expense
Deposits	71	77	100	148	210
Federal funds purchased and securities sold under repurchase agreements	1	1	2	2	3
Bank notes and other short-term borrowings	2	2	3	4	6
Long-term debt	50	51	57	101	106

Total interest expense	124	131	162	255	325

Net interest income	538	553	564	1,091	1,161
Provision (credit) for loan and lease losses	21	42	(8)	63	(48)

Net interest income (expense) after provision for loan and lease losses	517	511	572	1,028	1,209

Noninterest income
Trust and investment services income	102	109	113	211	223
Service charges on deposit accounts	70	68	69	138	137
Operating lease income	20	22	32	42	67
Letter of credit and loan fees	56	54	47	110	102
Corporate-owned life insurance income	30	30	28	60	55
Net securities gains (losses) (a)	—	—	2	—	1
Electronic banking fees	19	17	33	36	63
Gains on leased equipment	36	27	5	63	9
Insurance income	11	12	14	23	29
Net gains (losses) from loan sales	32	22	11	54	30
Net gains (losses) from principal investing	24	35	17	59	52
Investment banking and capital markets income (loss)	37	43	42	80	85
Other income	48	33	41	81	58

Total noninterest income	485	472	454	957	911

Noninterest expense
Personnel	389	385	380	774	751
Net occupancy	62	64	62	126	127
Operating lease expense	15	17	25	32	53
Computer processing	43	41	42	84	84
Business services and professional fees	51	38	44	89	82
FDIC assessment	8	8	9	16	38
OREO expense, net	7	6	(3)	13	7
Equipment	27	26	26	53	52
Marketing	17	13	10	30	20
Provision (credit) for losses on lending-related commitments	6	—	(12)	6	(16)
Other expense	89	105	97	194	183

Total noninterest expense	714	703	680	1,417	1,381

Income (loss) from continuing operations before income taxes	288	280	346	568	739
Income taxes	57	75	94	132	205

Income (loss) from continuing operations	231	205	252	436	534
Income (loss) from discontinued operations, net of taxes	10	(5)	(9)	5	(20)

Net income (loss)	241	200	243	441	514
Less: Net income (loss) attributable to noncontrolling interests	5	—	3	5	11

Net income (loss) attributable to Key	$236	$200	$240	$436	$503

Income (loss) from continuing operations attributable to Key common shareholders	$221	$199	$243	$420	$427
Net income (loss) attributable to Key common shareholders	231	194	234	425	407

Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.23	$.21	$.26	$.44	$.47
Income (loss) from discontinued operations, net of taxes	.01	(.01)	(.01)	.01	(.02)
Net income (loss) attributable to Key common shareholders	.24	.20	.25	.45	.44

Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.23	$.21	$.26	$.44	$.46
Income (loss) from discontinued operations, net of taxes	.01	(.01)	(.01)	.01	(.02)
Net income (loss) attributable to Key common shareholders (c)	.24	.20	.25	.45	.44

Cash dividends declared per common share	$.05	$.03	$.03	$.08	$.04

Weighted-average common shares outstanding (000)	944,648	949,342	947,565	946,995	914,911
Weighted-average common shares and potential common shares outstanding (000) (b)	948,087	953,971	952,133	951,029	920,162

(a)	For the three months ended June 30, 2012, March 31, 2012, and June 30, 2011 Key did not have any impairment losses related to securities.
(b)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.
(c)	Earnings per share may not foot due to rounding.